Exhibit 10.1

EXECUTION COPY

ASSIGNMENT AND ASSUMPTION AND AMENDMENT #1 TO

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This ASSIGNMENT AND ASSUMPTION AND AMENDMENT #1 TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Agreement”) is entered into as of the 20th day of December, 2010, by and among The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”), as a Financial Institution and as the Agent (in such capacity, the “Agent”), Victory Receivables Corporation, as a Conduit (the “BTMU Conduit”), PDC Funding Company, LLC, as the Seller (the “Seller”), Patterson Companies, Inc., as the Servicer (the “Servicer”), Royal Bank of Canada (“RBC”), as a Purchaser Agent and a Financial Institution, and Thunder Bay Funding, LLC (the “RBC Conduit”), as a Conduit.

PRELIMINARY STATEMENTS

A. BTMU, as a Financial Institution and as a Purchaser Agent, and the BTMU Conduit (collectively, the “BTMU Purchaser Group”), the Agent, the Seller and the Servicer are parties to that certain Third Amended and Restated Receivables Purchase Agreement (as amended, modified, restated or otherwise supplemented through the date hereof, the “Purchase Agreement”).

B. The Seller, the Servicer, the Agent, and the members of the BTMU Purchaser Group wish to amend the Purchase Agreement to add RBC, as a Purchaser Agent and a Financial Institution, and the RBC Conduit, as a Conduit, to the Purchase Agreement as members of a new Purchaser Group for which RBC will be the Purchaser Agent.

C. The parties hereto desire that the BTMU Conduit sell and assign a portion of its aggregate outstanding Capital as of the date hereof to the RBC Conduit.

D. The Assignment Effective Time (as defined below) is contemplated to occur on the December 2010 Settlement Date.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

SECTION 1. Definitions. Capitalized terms used and not otherwise defined herein are used with the meanings set forth, or incorporated by reference, in the Purchase Agreement.

SECTION 2. Assignment and Assumption.

(a) BTMU Conduit Assignment. At or before noon (New York time) on the date hereof, the RBC Conduit shall pay to the BTMU Conduit, in immediately available funds, an amount equal to a portion of the aggregate outstanding Capital of the BTMU Conduit as of the date hereof, as set forth more specifically on Schedule I hereto (such amount, the “Assigned BTMU Capital”). At or before noon (New York time) on the date hereof, the Seller shall pay to each of the BTMU Conduit and BTMU, as the Purchaser Agent for the BTMU Purchaser Group (in such capacity, the “BTMU Purchaser Agent”), as applicable, in immediately available funds, all costs, fees and expenses related to the Assigned BTMU Capital accrued through the date hereof (collectively, the “BTMU Settlement Date Payment”, and, together with the Assigned BTMU Capital, the “Total BTMU Amount”) pursuant to the priority of payments set forth in Section 2.2 of the Purchase Agreement (it being understood and agreed that, for the avoidance of doubt, payment by the Seller of the BTMU Settlement Date Payment shall not discharge the Seller of any other payment due from the Seller under the Purchase Agreement on the date hereof, on any other Settlement Date, or otherwise). Payment by the RBC Conduit to the BTMU Conduit of an amount equal to the Assigned BTMU Capital in accordance with this Section 2(a) shall be made in accordance with the wire instructions set forth on Schedule I hereto. Payment by the Seller to the BTMU Conduit and the BTMU Purchaser Agent, as applicable, of the BTMU Settlement Date Payment in accordance with this Section 2(a) shall be made in accordance with the terms of Sections 1.4 and 2.2 of the Purchase Agreement.

Upon (i) the BTMU Conduit’s receipt in full from the RBC Conduit of an amount equal to the Assigned BTMU Capital and (ii) the BTMU Purchaser Agent’s receipt in full of an amount equal to the BTMU Settlement Date Payment, the BTMU Conduit hereby sells, transfers and assigns to the RBC Conduit, without recourse, representation or warranty, except as otherwise provided in Section 8(a) below, and the RBC Conduit hereby irrevocably takes, receives and assumes from the BTMU Conduit, the Assigned BTMU Capital and all related rights and obligations hereunder, under the Purchase Agreement and under all of the other Transaction Documents with respect thereto. Immediately following the Assignment Effective Time, upon the receipt by (i) the RBC Conduit of the Assigned BTMU Capital from the BTMU Conduit and (ii) the BTMU Conduit and the BTMU Purchaser Agent, as applicable, of the BTMU Settlement Date Payment, the aggregate outstanding Capital of each of the BTMU Conduit and the RBC Conduit shall be as set forth on Schedule II hereto. The RBC Conduit hereby assumes in full the RPA Deferred Purchase Price allocable to the pro rata portion of the Asset Portfolio as of the date hereof based on the Assigned BTMU Capital transferred hereunder.

(b) Certain Agreements. By executing and delivering this Agreement, the parties hereto hereby agree that: (i) other than the limited representation and warranty made by the BTMU Conduit in Section 8(a) below, none of the Agent or any member of the BTMU Purchaser Group makes any representation or warranty or assumes any responsibility with respect to (I) any statements, warranties or representations made by any other Person in or in connection with the Purchase Agreement or the other Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value received from the RBC Conduit in connection herewith, the Purchase Agreement or any other instrument or document furnished pursuant hereto or thereto or the perfection, priority, condition, value or sufficiency of any collateral, or (II) the financial condition of any Seller Party, any Obligor, any Affiliate of any Seller Party or the performance or observance by any Seller Party, any Obligor, any Affiliate of any Seller Party of any of their respective obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto or in connection therewith, (ii) each of the RBC Conduit and RBC, as a Financial Institution and as a Purchaser Agent (collectively, the

“RBC Purchaser Group”), will, independently and without reliance upon the Agent, any Conduit, the Seller or any other Financial Institution, Purchaser Agent or Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Purchase Agreement and the other Transaction Documents, (iii) each of the RBC Conduit and RBC, as a Financial Institution, appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) each of the RBC Conduit and RBC, as a Financial Institution, appoints RBC as its Purchaser Agent and authorizes RBC to take such action on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Purchaser Agent for the RBC Purchaser Group by the terms thereof, together with such powers as are reasonably incidental thereto, (v) RBC, as a Financial Institution, agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Purchase Agreement and the other Transaction Documents, are required to be performed by it as a Financial Institution (including, without limitation, as a Related Financial Institution) or, when applicable, as a Purchaser, and (vi) each member of the RBC Purchaser Group agrees to be bound by the terms of the Intercreditor Agreement. In addition, each member of the RBC Purchaser Group agrees with the Agent that it is aware of and will comply with the provisions of the Purchase Agreement, including, without limitation, Article I and Sections 4.1 and 14.6 thereof.

(c) Compliance with the Purchase Agreement. Each of the parties hereto hereby agrees that this Agreement is in all material respects equivalent to the form of Assignment Agreement set forth as Exhibit VII to the Purchase Agreement and is satisfactory for purposes of complying with the requirements in Section 12.1 of the Purchase Agreement.

(d) Waiver. Each of the parties hereto hereby acknowledges and agrees to the assignments and payments set forth in this Section 2 and expressly waives any notice or other requirements set forth in any Transaction Document as a prerequisite or condition precedent to any assignment, payment or other matter set forth herein.

SECTION 3. Amendments to the Purchase Agreement. Upon the effectiveness of this Agreement at and after the Assignment Effective Time:

(a) The RBC Conduit shall be a Conduit, RBC shall be a Financial Institution and a Purchaser Agent, and the RBC Purchaser Group shall be a Purchaser Group under the Purchase Agreement and each other Transaction Document, as applicable, for all purposes.

(b) The following Section 14.19 is hereby added to the Purchase Agreement immediately following Section 14.18 thereof:

Section 14.19 USA PATRIOT Act Notice. Each Financial Institution that is subject to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) herby notifies the Seller Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Seller Party, which information includes the name and address of each Seller Party and other information that will allow such Financial Institution to identify such Seller Party in accordance with the Patriot Act.

(c) The definition of “Fee Letter” set forth on Exhibit I to the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Fee Letter” means the letter agreement dated as of December 20, 2010 (as amended, restated, supplemented, or otherwise modified from time to time) among Seller, BTMU, the BTMU Conduit, Royal Bank of Canada and Thunder Bay Funding, LLC.

(d) Exhibit II to the Purchase Agreement is hereby amended and restated as set forth on Schedule III hereto.

(e) Schedule A to the Purchase Agreement is hereby amended and restated as set forth on Schedule IV hereto.

(f) Schedule C to the Purchase Agreement is hereby amended and restated as set forth on Schedule V hereto.

SECTION 4. Hedging Agreements.

(a) The Agent hereby instructs the Seller to enter into one or more Hedging Agreements, each in form and substance satisfactory to the Agent and RBC, as a Purchaser Agent, and in accordance with the terms of the Purchase Agreement (including, without limitation, Section 7.3 of the Purchase Agreement), on or prior to noon (New York time) on December 23, 2010, with an aggregate notional amount of $200,000,000 such that the aggregate notional amount of all Hedging Agreements in effect after giving effect thereto is $500,000,000. The Seller hereby agrees to enter into such Hedging Agreements on or prior to December 23, 2010.

(b) The parties hereto hereby agree that if (i) the Seller does not comply with the provisions of Section 4(a) above in all respects on or prior to December 23, 2010 (the “Hedge Condition”), and (ii) there has not occurred any Amortization Event (other than the Amortization Event set forth in Section 9.1(l) of the Purchase Agreement), which has not been waived in accordance with the terms of the Purchase Agreement, then, notwithstanding anything to the contrary set forth in the Purchase Agreement or any other Transaction Document, the parties hereto shall enter into an Assignment and Assumption Agreement substantially similar to this Agreement, in form and substance satisfactory to the Agent and RBC (the “Re-Transfer Assignment”) providing that (x) at or before 5:00pm (New York time) on December 23, 2010 (the “Re-Transfer Date”) (I) the BTMU Conduit shall pay to the RBC Conduit, in immediately available funds, an amount equal to the Assigned BTMU Conduit (such amount, the “Reassigned Capital”), and the BTMU Conduit shall assume from the RBC Conduit the aggregate outstanding balance of the RBC Conduit’s Capital on such date and all related rights and obligations hereunder, under the Purchase Agreement and all of the other Transaction Documents with respect thereto, and (II) the Seller shall pay to RBC, as the Purchaser Agent for the RBC Purchaser Group, in immediately available funds, all costs, fees and expenses related to the Reassigned Capital accrued from the Assignment Effective Time to the Re-Transfer Date (such costs, fees and expenses, together with the Reassigned Capital, the “Reassignment Amount”), and (y) immediately following the effectiveness of the Re-Transfer Assignment and payment in full of the Reassignment Amount to the RBC Conduit and RBC, as a Purchaser

Agent, as applicable, on the Re-Transfer Date pursuant to the terms of the Re-Transfer Assignment, the RBC Purchaser Group shall cease to be a Purchaser Group under the Purchase Agreement and the other Transaction Documents. The occurrence of each of the events set forth in clause (ii) of the immediately preceding sentence shall be hereinafter collectively referred to as the “Re-Transfer Condition”.

(c) Notwithstanding anything to the contrary set forth in the Purchase Agreement or any other Transaction Document, the Seller hereby agrees that (i) it shall not provide a Purchase Notice to the Agent or any Purchaser Agent or otherwise request that a new Purchase be made by any Purchaser under the Purchase Agreement, and (ii) no Purchaser shall be obligated to make any new Purchase, in each case, until the earlier to occur of the satisfaction of (x) the Hedge Condition, or (y) the Re-Transfer Condition.

SECTION 5. Limitation on Liability. Notwithstanding anything to the contrary set forth in this Agreement, (i) the RBC Conduit does not accept or assume any liability or responsibility for any breach, failure or other act or omission on the part of the BTMU Conduit, or any indemnification or other cost, fee or expense related thereto, in each case which occurred or directly or indirectly arose out of an event which occurred prior to the Assignment Effective Time, (ii) RBC, as a Financial Institution, does not accept or assume any liability or responsibility for any breach, failure or other act or omission on the part of BTMU, as a Financial Institution, or any indemnification or other cost, fee or expense related thereto, in each case which occurred or directly or indirectly arose out of an event which occurred prior to the Assignment Effective Time, and (iii) RBC, as a Purchaser Agent, does not accept or assume any liability or responsibility for any breach, failure or other act or omission on the part of BTMU, as a Purchaser Agent, or any indemnification or other cost, fee or expense related thereto, in each case which occurred or directly or indirectly arose out of an event which occurred prior to the Assignment Effective Time.

SECTION 6. Notice Addresses. Each of the parties hereto hereby agrees that all notices and other communications delivered or to be delivered hereunder to any member of the RBC Purchaser Group shall be delivered to such Person at its address(es) as set forth on Schedule IV hereto.

SECTION 7. Assignment Effective Time. The effective time (the “Assignment Effective Time”) of this Agreement shall be the later of (i) the opening of business on December 20, 2010 and (ii) the time at which all of the following conditions precedent are satisfied:

(a) each of the Agent and RBC, as a Purchaser Agent, shall have received duly executed copies of (I) this Agreement from each of the parties hereto, and (II) that certain Sixth Amended and Restated Fee Letter, dated as of the date hereof, among the Seller, the Agent, each member of the BTMU Purchaser Group and each member of the RBC Purchaser Group from each of the parties thereto;

(b) the payment in full of the Total BTMU Amount to the BTMU Conduit or the BTMU Purchaser Agent, as applicable;

(c) RBC, as a Purchaser Agent, shall have received one or more reliance letters from (I) Briggs and Morgan, Professional Association, each dated as of the date hereof, relating to enforceability, bankruptcy-related and UCC opinions given in connection with the closings of the 2002, 2004 and 2010 Receivables Purchase Agreements (including those opinions dated as of December 3, 2010), and (II) General Counsel of Patterson Companies, Inc., each dated as of the date hereof, relating to opinions given in connection with the closings of the 2002, 2004 and 2010 Receivables Purchase Agreements (including such opinion dated as of December 3, 2010), in each case, in form and substance reasonably satisfactory to RBC, as a Purchaser Agent;

(d) RBC, as a Purchaser Agent, shall have received duly executed copies of (I) that certain Amendment Fee Letter, dated as of the date hereof, between the Seller and RBC, as a Purchaser Agent, (the “Amendment Fee Letter”) from each of the parties thereto, and (II) all of the other Transaction Documents requested by RBC, as a Purchaser Agent, (other than any Fee Letter or other fee letter agreement to which BTMU is a party) from the Seller;

(e) RBC, as a Purchaser Agent, shall have received payment in full of the Amendment Fee (as defined in the Amendment Fee Letter) in accordance with the terms of the Amendment Fee Letter; and

(f) each of the Agent and RBC, as a Purchaser Agent, shall have received all other documents, instruments, agreements and opinions from the Seller Parties that they may have reasonably requested.

SECTION 8. Representations and Warranties.

(a) Limited Representation and Warranty of the BTMU Conduit. The BTMU Conduit, solely with respect to Section 2(a) above, hereby represents and warrants to each member of the RBC Purchaser Group that, as of the date hereof, it is the sole owner of the rights, title and interest in and to the interests being transferred by it hereunder free of any Adverse Claims created by or through it.

(b) Representations and Warranties of the Seller Parties. Each of the Seller and the Servicer hereby represents and warrants to each other party hereto that, as of the Assignment Effective Time, both before and after giving effect to this Agreement, all of its respective representations and warranties contained in the Purchase Agreement and each other Transaction Document to which it is a party shall be true and correct as though made on and as of the Assignment Effective Time (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such to each other party hereto).

SECTION 9. Effect of Agreement. From and after the Assignment Effective Time, (i) this Agreement shall be a part of each Transaction Document amended hereby, and (ii) each reference in each such amended Transaction Document to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in such agreement or document to such agreement or document shall mean and be a reference to such amended agreement or document.

SECTION 10. Further Assurances. Each of the parties hereto agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Agreement.

SECTION 11. Miscellaneous.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

(b) JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT (OTHER THAN THE SELLER AND THE SERVICER) AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

(c) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

(d) Transaction Documents. This Agreement is a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(e) Integration. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

(f) Severability. If any one or more of the agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the provisions of this Agreement.

(g) Amendments. This Agreement may not be amended, supplemented or waived except pursuant to a writing signed by each of the parties hereto.

(h) Counterparts. This Agreement may be executed in counterparts, and by the different parties on different counterparts, each of which shall constitute an original, but all together shall constitute one and the same agreement.

(i) Headings. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation hereof or thereof.

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EXECUTION COPY

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as the Agent

By:	/s/ Adiya Reddy
Name:	Adiya Reddy
Title:	Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as a Financial Institution

By:	/s/ Christine Howatt
Name:	Christine Howatt
Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as a Purchaser Agent

By:	/s/ Adiya Reddy
Name:	Adiya Reddy
Title:	Senior Vice President

VICTORY RECEIVABLES CORPORATION,
as a Conduit

By:	/s/ Frank B. Bilotta
Name:	Frank B. Bilotta
Title:	President

Sch.-V-1	Assignment and Assumption and Amendment #1 to 3rd A&R RPA

PATTERSON COMPANIES, INC., as the Servicer

By:	/s/ R. Stephen Armstrong
Name:	R. Stephen Armstrong
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

PDC FUNDING COMPANY, LLC, as the Seller

By:	/s/ Jeffrey J. Stang
Name:	Jeffrey J. Stang
Title:	Vice President and Treasurer

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THUNDER BAY FUNDING, LLC, as a Conduit

By:	/s/ Robert S. Jones
Name:	Robert S. Jones
Title:	Authorized Signatory

ROYAL BANK OF CANADA, as a Financial Institution

By:	/s/ Robert S. Jones
Name:	Robert S. Jones
Title:	Authorized Signatory

By:	/s/ Veronica L. Gallagher
Name:	Veronica l. Gallagher
Title:	Authorized Signatory

ROYAL BANK OF CANADA, as a Purchaser Agent

By:	/s/ Veronica L. Gallagher
Name:	Veronica l. Gallagher
Title:	Authorized Signatory

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